UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  08/12/2009

Targeted Genetics Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  0-23930

Washington	91-1549568
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

1100 Olive Way, Suite 100, Seattle, Washington 98101
(Address of principal executive offices, including zip code)

(206) 623-7612
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.    Results of Operations and Financial Condition

On August 12, 2009, Targeted Genetics Corporation announced financial results for the second quarter ended June 30, 2009 and certain other information. A copy of the press release is included as Exhibit 99.1 to this report.

Item 9.01.    Financial Statements and Exhibits

(d) Exhibits

99.1        Press Release of Targeted Genetics Corporation dated August 12, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Targeted Genetics Corporation

Date: August 12, 2009	By:	/s/ DAVID J. POSTON
DAVID J. POSTON
VICE PRESIDENT, FINANCE AND CHIEF FINANCIAL OFFICER

EXHIBIT INDEX

Exhibit No.	Description
EX-99.1	PRESS RELEASE OF TARGETED GENETICS CORPORATION DATED AUGUST 12, 2009